EXHIBIT 99.1

Strong Demand Drives Record Enrollment

Enrollments Grow 18%

RESTON, Va., Oct. 22, 2024 (GLOBE NEWSWIRE) -- Stride, Inc. (NYSE: LRN), one of the nation’s most successful technology-based education companies, today announced its results for the first fiscal quarter ended September 30, 2024.

First Quarter Fiscal 2025 Highlights Compared to 2024

  Revenue of $551.1 million, compared with $480.2 million.
  Income from operations of $47.3 million, compared with $3.3 million.
  Net income of $40.9 million, compared with $4.9 million.
  Diluted net income per share of $0.94, compared with $0.11.
  Adjusted operating income of $58.4 million, compared with $14.8 million. (1)
  Adjusted EBITDA of $83.9 million, compared with $39.8 million. (1)

First Quarter Fiscal 2025 Summary Financial Metrics

	Three Months Ended September 30,		Change 2024/2023
	2024	2023	$	%
	(In thousands, except percentages and per share data)
Revenues	$551,084	$480,181	$70,903	14.8%

Income from operations	47,344	3,320	44,024	1326.0%
Adjusted operating income (1)	58,360	14,761	43,599	295.4%

Net income	40,882	4,878	36,004	738.1%
Net income per share, diluted	0.94	0.11	0.83	754.5%

EBITDA (1)	75,478	31,337	44,141	140.9%
Adjusted EBITDA (1)	83,927	39,763	44,164	111.1%

(1) To supplement our financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we also present non-GAAP financial measures including adjusted operating income (loss), EBITDA and adjusted EBITDA. Management believes that these additional metrics provide useful information to investors relating to our financial performance. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below.

Revenue Data

	Three Months Ended
	September 30,		Change 2024 / 2023
	2024	2023	$	%
	(In thousands, except percentages)

General Education	$329,407	$299,338	$30,069	10.0%
Career Learning
Middle - High School	198,885	150,974	47,911	31.7%
Adult	22,792	29,869	(7,077)	(23.7%)
Total Career Learning	221,677	180,843	40,834	22.6%
Total Revenues	$551,084	$480,181	$70,903	14.8%

Enrollment and Revenue Per Enrollment Data

First quarter enrollments were 222.6K, up 18.5% compared to 187.9K enrollments in the first quarter of fiscal year 2024. Of the total enrollments, 91.7K were Career Learning enrollments, up 30.4% compared to 70.3K Career Learning enrollments in the first quarter of fiscal 2024.

Enrollments only include those students in full service public or private programs where Stride provides a combination of curriculum, technology, and instructional and support services, inclusive of administrative support and may include enrollments for which Stride receives no public funding or revenue. Stride does not report enrollments for our Adult Learning business.

Revenue per enrollment for the first quarter was $2,303, up 0.5% compared to $2,292 in the first quarter of fiscal year 2024. General Education revenue per enrollment was $2,400, up 0.8%, and Career Learning revenue per enrollment was $2,166, up 1.0%, compared to the first quarter of fiscal year 2024, respectively. If the mix of enrollments changes, our revenues will be impacted to the extent the average revenues per enrollments are significantly different.

Cash Flow and Capital Allocation

As of September 30, 2024, the Company’s cash and cash equivalents and marketable securities totaled $539.4 million, compared with $714.2 million reported at June 30, 2024.

Capital expenditures for the three months ended September 30, 2024 were $14.8 million, compared to $16.1 million in the three months ended September 30, 2023, and were comprised of $0.7 million of property and equipment, $8.8 million of capitalized software development and $5.3 million of capitalized curriculum development.

Fiscal Year 2025 Outlook

The Company is forecasting the following for the full fiscal year 2025:

  Revenue in the range of $2.225 billion to $2.300 billion.
  Capital expenditures in the range of $60 million to $65 million. Note that capital expenditures include the purchase of property and equipment, and capitalized software and curriculum development costs as defined on our Statement of Cash Flows.
  Effective tax rate of 24% to 26%.
  Adjusted operating income in the range of $395 million to $425 million. (1)

The Company is forecasting the following for the second quarter of fiscal year 2025:

  Revenue in the range of $560 million to $580 million.
  Capital expenditures in the range of $13 million to $15 million. Note that capital expenditures include the purchase of property and equipment, and capitalized software and curriculum development costs as defined on our Statement of Cash Flows.
  Adjusted operating income in the range of $115 million to $125 million. (1)

(1) In addition to providing an outlook for revenue and capital expenditures, adjusted operating income is provided as a supplemental non-GAAP financial measure as management believes that it provides useful information to our investors. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below. Please also see Special Note on Forward-Looking Statements below.

Conference Call

The Company will discuss its first quarter of fiscal year 2025 financial results during a conference call scheduled for Tuesday, October 22, 2024 at 5:00 p.m. eastern time (ET).

A live webcast of the call will be available at https://events.q4inc.com/attendee/118785460. To participate in the live call, investors and analysts should dial (800) 715-9871 (domestic) or +1 (646) 307-1963 (international) and provide the conference ID number 8901384. Please access the website at least 15 minutes prior to the start of the call.

A replay of the call will be posted at https://events.q4inc.com/attendee/118785460 as soon as it is available.

About Stride Inc.

Stride Inc. (NYSE: LRN) is redefining lifelong learning with innovative, high-quality education solutions. Serving learners in primary, secondary, and postsecondary settings, Stride provides a wide range of services including K-12 education, career learning, professional skills training, and talent development. Stride reaches learners in all 50 states and over 100 countries. Learn more at stridelearning.com.

Investor Contact

Timothy Casey
Vice President, Investor Relations
Stride, Inc.
tcasey@k12.com

Special Note on Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements. We have tried, whenever possible, to identify these forward-looking statements using words such as “anticipates,” “believes,” “estimates,” “continues,” “likely,” “may,” “opportunity,” “potential,” “projects,” “will,” “will be,” “expects,” “plans,” “intends” and similar expressions to identify forward-looking statements, whether in the negative or the affirmative. These statements reflect our current beliefs and are based upon information currently available to us. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These risks, uncertainties, factors and contingencies include, but are not limited to: reduction of per pupil funding amounts at the schools we serve; inability to achieve a sufficient level of new enrollments to sustain our business model; limitations of the enrollment data we present, which may not fully capture trends in the performance of our business; failure to enter into new school contracts or renew existing contracts, in part or in their entirety; failure of the schools we serve or us to comply with federal, state and local regulations, resulting in a loss of funding, an obligation to repay funds previously received, or contractual remedies; governmental investigations that could result in fines, penalties, settlements, or injunctive relief; declines or variations in academic performance outcomes of the students and schools we serve as curriculum standards, testing programs and state accountability metrics evolve; harm to our reputation resulting from poor performance or misconduct by operators or us in any school in our industry and/or in any school in which we operate; legal and regulatory challenges from opponents of virtual public education or for-profit education companies; changes in national and local economic and business conditions and other factors, such as natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments; discrepancies in interpretation of legislation by regulatory agencies that may lead to payment or funding disputes; termination of our contracts, or a reduction in the scope of services, with schools; failure to develop the Career Learning business; entry of new competitors with superior technologies and lower prices; unsuccessful integration of mergers, acquisitions and joint ventures; failure to further develop, maintain and enhance our technology, products, services and brands; inadequate recruiting, training and retention of effective teachers and employees; infringement of our intellectual property; disruptions to our Internet-based learning and delivery systems, including, but not limited to, our data storage systems and third-party cloud systems and facilities, resulting from cybersecurity attacks; misuse or unauthorized disclosure of student and personal data; failure to prevent or mitigate a cybersecurity incident that affects our systems; and risks related to artificial intelligence; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this press release is as of today’s date, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Financial Statements

The financial statements set forth below are not the complete set of Stride, Inc.’s financial statements for the three months ended September 30, 2024 and are presented below without footnotes. Readers are encouraged to obtain and carefully review Stride Inc.’s Quarterly Report on Form 10-Q for the three months ended September 30, 2024, including all financial statements contained therein and the footnotes thereto, filed with the SEC, which may be retrieved from the SEC’s website at www.sec.gov or from Stride Inc.’s website at www.stridelearning.com.

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	Three Months Ended
	September 30,
	2024	2023
	(In thousands except share and per share data)
Revenues	$551,084	$480,181
Instructional costs and services	335,231	307,293
Gross margin	215,853	172,888
Selling, general, and administrative expenses	168,509	169,568
Income from operations	47,344	3,320
Interest expense, net	(2,353)	(2,068)
Other income, net	8,778	5,165
Income before income taxes and loss from equity method investments	53,769	6,417
Income tax expense	(11,277)	(1,536)
Loss from equity method investments	(1,610)	(3)
Net income attributable to common stockholders	$40,882	$4,878
Net income attributable to common stockholders per share:
Basic	$0.95	$0.11
Diluted	$0.94	$0.11
Weighted average shares used in computing per share amounts:
Basic	42,868,310	42,500,011
Diluted	43,708,967	42,982,385

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,
	2024	2024
		(audited)
	(In thousands except share and per share data)
ASSETS
Current assets
Cash and cash equivalents	$317,765	$500,614
Accounts receivable, net of allowance of $38,223 and $31,298	675,709	472,754
Inventories, net	22,319	36,748
Prepaid expenses	53,902	29,164
Marketable securities	204,473	191,672
Other current assets	17,158	14,494
Total current assets	1,291,326	1,245,446
Operating lease right-of-use assets, net	51,609	54,503
Property and equipment, net	84,801	50,856
Capitalized software, net	77,181	81,952
Capitalized curriculum development costs, net	52,754	53,232
Intangible assets, net	57,714	60,282
Goodwill	246,676	246,676
Deferred tax asset	—	7,200
Deposits and other assets	109,900	120,318
Total assets	$1,971,961	$1,920,465
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$50,057	$40,970
Accrued liabilities	56,030	60,796
Accrued compensation and benefits	40,469	64,878
Deferred revenue	32,330	35,742
Current portion of finance lease liability	39,133	29,146
Current portion of operating lease liability	12,636	12,748
Total current liabilities	230,655	244,280
Long-term finance lease liability	50,994	26,452
Long-term operating lease liability	42,326	45,192
Long-term debt	415,098	414,675
Deferred tax liability	2,300	—
Other long-term liabilities	16,242	13,841
Total liabilities	757,615	744,440
Commitments and contingencies
Stockholders’ equity
Preferred stock, par value $0.0001; 10,000,000 shares authorized; zero shares issued or outstanding	—	—
Common stock, par value $0.0001; 100,000,000 shares authorized; 48,921,937 and 48,576,164 shares issued; and 43,587,194 and 43,241,421 shares outstanding, respectively	4	4
Additional paid-in capital	717,488	720,033
Accumulated other comprehensive loss	(58)	(42)
Retained earnings	599,394	558,512
Treasury stock of 5,334,743 shares at cost	(102,482)	(102,482)
Total stockholders’ equity	1,214,346	1,176,025
Total liabilities and stockholders' equity	$1,971,961	$1,920,465

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	Three Months Ended
	September 30,
	2024	2023
	(In thousands)
Cash flows from operating activities
Net income	$40,882	$4,878
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization expense	28,134	28,017
Stock-based compensation expense	8,449	8,426
Deferred income taxes	10,851	7,901
Provision for credit losses	7,053	9,350
Amortization of fees on debt	423	416
Noncash operating lease expense	3,176	4,372
Other	2,328	853
Changes in assets and liabilities:
Accounts receivable	(210,028)	(175,215)
Inventories, prepaid expenses, deposits and other current and long-term assets	(9,310)	(14,330)
Accounts payable	10,792	28,747
Accrued liabilities	(6,142)	(26,895)
Accrued compensation and benefits	(24,341)	(17,402)
Operating lease liability	(3,259)	(3,619)
Deferred revenue and other liabilities	(1,012)	9,196
Net cash used in operating activities	(142,004)	(135,305)
Cash flows from investing activities
Purchase of property and equipment	(669)	(1,694)
Capitalized software development costs	(8,793)	(10,041)
Capitalized curriculum development costs	(5,323)	(4,414)
Other acquisitions, loans and investments, net of distributions	(347)	(166)
Proceeds from the maturity of marketable securities	54,400	40,734
Purchases of marketable securities	(60,162)	(31,484)
Net cash used in investing activities	(20,894)	(7,065)
Cash flows from financing activities
Repayments on finance lease obligations	(8,747)	(11,721)
Repurchase of restricted stock for income tax withholding	(11,204)	(2,090)
Net cash used in financing activities	(19,951)	(13,811)
Net change in cash, cash equivalents and restricted cash	(182,849)	(156,181)
Cash, cash equivalents and restricted cash, beginning of period	500,614	410,807
Cash, cash equivalents and restricted cash, end of period	$317,765	$254,626

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with GAAP, we have presented adjusted operating income (loss), EBITDA, and adjusted EBITDA, which are not presented in accordance with GAAP.

  Adjusted operating income (loss) is defined as income (loss) from operations as adjusted for stock-based compensation and the amortization of intangible assets.
  EBITDA is defined as income (loss) from operations as adjusted for depreciation and amortization.
  Adjusted EBITDA is defined as income (loss) from operations as adjusted for stock-based compensation and depreciation and amortization.
  Adjusted EBITDA and adjusted operating income (loss) exclude stock-based compensation, which consists of expenses for stock options, restricted stock, restricted stock units, and performance stock units.

Management believes that the presentation of these non-GAAP financial measures provides useful information to investors relating to our financial performance. Adjusted operating income (loss) and Adjusted EBITDA remove stock-based compensation, which is a non-cash charge that varies based on market volatility and the terms and conditions of the awards. EBITDA and Adjusted EBITDA remove depreciation and amortization, which can vary depending upon accounting methods and the book value of assets. EBITDA and Adjusted EBITDA provide a measure of corporate performance exclusive of capital structure and the method by which assets were acquired.

Our management uses these non-GAAP financial measures:

  as additional measures of operating performance because they assist us in comparing our performance on a consistent basis; and
  in presentations to the members of our Board of Directors to enable our Board to review the same measures used by management to compare our current operating results with corresponding prior periods.

Other companies may define these non-GAAP financial measures differently and, as a result, our use of these non-GAAP financial measures may not be directly comparable to similar non-GAAP financial measures used by other companies. Although we use these non-GAAP financial measures to assess the performance of our business, the use of non-GAAP financial measures is limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP financial measure.

These non-GAAP financial measures should be considered in addition to, and not as a substitute for, revenues, income (loss) from operations, net income (loss) and net income (loss) per share or other related financial information prepared in accordance with GAAP. Adjusted EBITDA is not intended to be a measure of liquidity. You are cautioned not to place undue reliance on these non-GAAP financial measures.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below.

First Quarter Fiscal Year 2025

Reconciliation of Income from Operations to Adjusted Operating Income

	Three Months Ended
	September 30,
	2024	2023
	(In thousands)
Income from operations	$47,344	$3,320
Amortization of intangible assets	2,567	3,015
Stock-based compensation expense	8,449	8,426
Adjusted operating income	58,360	14,761

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Three Months Ended September 30,
	2024	2023
	(In thousands)
Net income	$40,882	$4,878
Interest expense, net	2,353	2,068
Other income, net	(8,778)	(5,165)
Income tax expense	11,277	1,536
Loss from equity method investments	1,610	3
Depreciation and amortization	28,134	28,017
EBITDA	75,478	31,337
Stock-based compensation expense	8,449	8,426
Adjusted EBITDA	$83,927	$39,763

Fiscal Year 2025 Outlook

Reconciliation of Income from Operations to Adjusted Operating Income (unaudited)

	Three Months Ended December 31, 2024		Year Ended June 30, 2025
	Low	High	Low	High
	(In millions)
Income from operations	$104.3	$112.3	$351.5	$375.5
Stock-based compensation expense	8.5	10.0	34.0	39.0
Amortization of intangible assets	2.2	2.7	9.5	10.5
Adjusted operating income	$115.0	$125.0	$395.0	$425.0